Exhibit 99.05

Independent Accountants’ Agreed-Upon Procedures Report

Onslow Bay Financial LLC (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: OBX 2026-INV4 Trust – Data Files Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “OBX 2026-INV4 Prelim Aggregate ASF Tape 5.6.xlsx” provided by the Initial Purchaser on May 7, 2026, on behalf of the Company, containing information on 1,345 mortgage loans as of May 1, 2026 (the “Initial Data File”) and (ii) an electronic data file entitled “OBX 2026-INV4 Prelim Aggregate ASF Tape 5.8.xlsx” provided by the Initial Purchaser on May 11, 2026, on behalf of the Company, containing information on 1,345 mortgage loans (the “Mortgage Loans”) as of May 1, 2026 (the “Data File” and together with the Initial Data File, the “Data Files”). We were informed that the Mortgage Loans are intended to be included as collateral in the offering by OBX 2026-INV4 Trust. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “Loan File” means the following electronic information sources provided by the Company or Initial Purchaser, on behalf of the Company, for each Selected Loan (defined below) as applicable: Promissory Note, Uniform Residential Loan Application (“URLA”), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary, Servicer Report, Automated Underwriting System Summary, Credit Report, Title Report and Certificate of Occupancy. We make no representation regarding the validity or accuracy of these documents or the execution of the applicable documents by the borrower.

•	The term “Sample Loan Selection File” means an electronic data file entitled “OBX 2026-INV4 Loan Decoder v1 (4.24).xlsx” provided by the Initial Purchaser on April 24, 2026, on behalf of the Company, containing a listing of the loan numbers for 545 mortgage loans.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.
•	The term “Provided Information” means the Loan File, Sample Loan Selection File, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 55 mortgage loans from the Sample Loan Selection File using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of mortgage loans we were instructed to randomly select from the Sample Loan Selection File.
B.	Of the 55 mortgage loans selected from the Sample Loan Selection File, only 54 of the mortgage loans were included in the Initial Data File. The 54 mortgage loans constitute the “Selected Loans”. A listing of the Selected Loans is attached hereto as Exhibit A. For each Selected Loan, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Loan File, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Loan File or the inability to agree the indicated information from the Initial Data File to the Loan File for each of the specified attributes identified, utilizing the Instructions as applicable, constituted an exception. The Loan File information is listed in the order of priority, which was provided by the Company, with the highest priority source listed first. The term "Provided by the Company” when used in the “Loan File / Instructions” column of the table below, means we were instructed by the Company to assume the attribute is accurate and not perform any procedure.
Specified Attribute	Loan File / Instructions
Seller Loan Number	Provided by the Company
Original Term to Maturity	URLA
Original Amortization Term	URLA, Promissory Note
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note, Servicer Report
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note

Specified Attribute	Loan File / Instructions
Occupancy	URLA, Occupancy Statement
Property Type

Appraisal Report, Uniform Underwriting and Transmittal Summary, Automated Underwriting System Summary, Certificate of Occupancy

Consider property types of “dPUD (PUD with “de minimus” monthly HOA dues” and “PUD (Only for use with Single-Family Detached Homes with PUD riders)” to be “PUD.”

Original Appraised Property Value	Appraisal Report, Uniform Underwriting and Transmittal Summary, Automated Underwriting System Summary
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose

URLA, Final Closing Disclosure, Uniform Underwriting and Transmittal Summary

For this procedure, perform the comparison on the portion of the ‘Loan Purpose’ which indicates one of the following purposes: purchase, cash-out, or rate/term refinance.

Consider Loan Purpose for OBX26INV4319 to be “Cash Out: Other/Multi- purpose/Unknown purpose”

Junior Mortgage Balance	Uniform Underwriting and Transmittal Summary, Automated Underwriting System Summary, Credit Report, Title Report
Original LTV	Recompute by dividing (i) Original Loan Amount, by (ii) Sales Price if the Loan Purpose attribute contains ‘purchase’; otherwise the Original Appraised Property Value.
Original CLTV	Recompute by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Mortgage Balance (if applicable), by (ii) Sales Price if the Loan Purpose attribute contains ‘purchase’; otherwise the Original Appraised Property Value.

We found such information to be in agreement except as listed in Exhibit B.

C.	As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of the differences reported as determined appropriate by the Company. We reperformed Procedure B on the Selected Loans in the Data File. We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Mortgage Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Mortgage Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Mortgage Loans being securitized, (iii) the compliance of the originator of the Mortgage Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
May 12, 2026

Exhibit A

Selected Loan #	Unique Identifier(1)
1	OBX26INV4310
2	OBX26INV4287
3	OBX26INV4334
4	OBX26INV4060
5	OBX26INV4278
6	OBX26INV4107
7	OBX26INV4176
8	OBX26INV4481
9	OBX26INV4530
10	OBX26INV4279
11	OBX26INV4191
12	OBX26INV4268
13	OBX26INV4175
14	OBX26INV4147
15	OBX26INV4172
16	OBX26INV4360
17	OBX26INV4498
18	OBX26INV4398
19	OBX26INV4081
20	OBX26INV4227
21	OBX26INV4376
22	OBX26INV4435
23	OBX26INV4155
24	OBX26INV4042
25	OBX26INV4441
26	OBX26INV4381
27	OBX26INV4046
28	OBX26INV4077
29	OBX26INV4333
30	OBX26INV4319
31	OBX26INV4475
32	OBX26INV4145
33	OBX26INV4167
34	OBX26INV4190
35	OBX26INV4479
36	OBX26INV4517
37	OBX26INV4050
38	OBX26INV4462
39	OBX26INV4249
40	OBX26INV4335
41	OBX26INV4185
42	OBX26INV4208
43	OBX26INV4260
44	OBX26INV4440
45	OBX26INV4456
46	OBX26INV4112
47	OBX26INV4484
48	OBX26INV4511
49	OBX26INV4519
50	OBX26INV4302
51	OBX26INV4129
52	OBX26INV4489
53	OBX26INV4072
54	OBX26INV4299

(1) The Company has assigned a unique identifier to each mortgage loan in the Data Files. The unique identifiers referred to in this Exhibit are not the customer account number.

A-1

Exhibit B

Selected Loan #	Unique Identifier	Specified Attribute	Per Initial Data File	Per Procedure B
34	OBX26INV4190	City	<redacted>	<redacted>
40	OBX26INV4335	Loan Purpose	Rate/Term Refinance -- Borrower initiated	Limited Cash-Out (GSE Definition)
18	OBX26INV4398	Loan Purpose	Limited Cash-Out (GSE Definition)	Rate/Term Refinance -- Borrower initiated
17	OBX26INV4498	Property Type	Single Family Detached (non-PUD)	4 Family
21	OBX26INV4376	Property Type	Single Family Detached (non-PUD)	PUD (Only for use with Single-Family Detached Homes with PUD riders)
31	OBX26INV4475	Property Type	Single Family Detached (non-PUD)	2 Family
40	OBX26INV4335	Property Type	Single Family Detached (non-PUD)	PUD (Only for use with Single-Family Detached Homes with PUD riders)
22	OBX26INV4435	Property Type	Single Family Detached (non-PUD)	2 Family

B-1